UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2024
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EQT Exeter Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	333-273163 (Commission File Number)	88-4108741 (I.R.S. Employer Identification Number)
Five Radnor Corporate Center 100 Matsonford Road, Suite 250 Radnor, PA 19087
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (610) 828-3200

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement for Nashville Property

On August 15, 2024, EQT Exeter Real Estate Income Trust, Inc. (the “Company”), through an indirect subsidiary (the “Nashville Buyer”), acquired a 638,330 square foot bulk industrial facility on approximately 38.1 acres of land in Portland, Tennessee (the “Nashville Property”). Construction was completed on the Nashville Property in 2023, and the Nashville Property is 100% leased to a single tenant. On June 26, 2024, Exeter Property Group, LLC (the “Adviser”), the Company’s external adviser, entered into a purchase and sale agreement with Shoals Way Industrial LLC (“Nashville Seller”), an affiliate of Al. Neyer, to acquire the Nashville Property. On August 15, 2024, the Adviser assigned the purchase and sale agreement to the Nashville Buyer for $1.50 million, which was the amount of the deposit under the purchase and sale agreement. The Nashville Seller is not affiliated with the Company or the Adviser.

The purchase price of the Nashville Property was approximately $75.00 million, exclusive of closing costs. The Company funded the acquisition of the Nashville Property with proceeds from the State Farm Portfolio Mortgage Loan (defined below) and from the sale of Class E units of EQT Exeter REIT Operating Partnership, LP to EQT Exeter Holdings US, Inc., an affiliate of the Company’s sponsor, EQT AB.

Nashville Property Management Agreement

In connection with the acquisition of the Nashville Property, on August 15, 2024, the Company, through the Nashville Buyer, entered into a property management agreement with Exeter Property Group Advisors, LLC (the “Property Manager”), an affiliate of the Adviser (the “Property Management Agreement”). The Property Management Agreement has a term through the end of the calendar year and will be renewed automatically for successive one-year periods unless terminated by either party giving notice to the other party not less than thirty (30) days prior to the expiration of the then-current term. Pursuant to the Property Management Agreement, the Company will pay the Property Manager management fees equal to the lesser of the then-current market rate for services provided and the amount of such fee per the terms of the tenant lease. The Company will also pay the Property Manager leasing commissions based on the then-current market rate; provided if the tenant is represented by a broker, the aggregate commissions would be no more than the then-current market rate. The Company will reimburse the Property Manager for all reasonable and actual expenditures.

State Farm Portfolio Mortgage Loan

In connection with the acquisition of the Nashville Property, on August 15, 2024, the Company, through certain of its subsidiaries (collectively, the “State Farm Borrowers”), entered into a ten-year mortgage loan with State Farm, an unaffiliated lender, for borrowings of up to $109.60 million (the “State Farm Portfolio Mortgage Loan”). At closing, approximately $59.87 million was funded under the State Farm Portfolio Mortgage Loan and approximately $8.94 million is held in an escrow account and will be available for funding upon completion of certain tenant improvements at the Nashville Property and subject to the terms and conditions of the loan document. An additional $40.79 million is available for funding on or before September 30, 2024 subject to the addition of another property to secure the loan and the terms and conditions of the loan document.

On August 15, 2024, the State Farm Portfolio Mortgage Loan was secured by the Nashville Property and the Georgetown Property. The State Farm Portfolio Mortgage Loan matures on August 30, 2034.

The State Farm Portfolio Mortgage Loan bears interest at a fixed rate of 5.75% per annum. Monthly payments are interest-only during the entirety of the State Farm Portfolio Mortgage Loan term. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity. The State Farm Portfolio Mortgage Loan will be fully recourse to the State Farm Borrowers only.

Prepayment of the loan is permitted after a 24-month period and provided a premium is paid. If the prepayment occurs prior to the date on which eighty-four (84) monthly payments have been made, the prepayment fee shall be equal to the greater of (i) 1% of the entire principal amount of the State Farm Portfolio Mortgage Loan to be prepaid and (ii) a reinvestment yield calculated in accordance with the loan documents. If the prepayment occurs after the date on which eighty-four (84) monthly payments have been paid to State Farm and on or before the date on which ninety-six (96) monthly payments have been paid to State Farm, the prepayment fee shall be equal to two percent (2%) of either (i) the outstanding principal balance of the State Farm Portfolio Mortgage Loan, or (ii) the amount being prepaid, in accordance with the loan documents. If the prepayment occurs after the date on which ninety-six (96) monthly payments have been paid to State Farm and on or before the date on which one hundred fourteen (114) monthly payments have been paid to State Farm, the prepayment fee shall be equal to one percent (1%) of either (i) the outstanding principal balance of the State Farm Portfolio Mortgage Loan, or (ii) the amount being prepaid, in accordance with loan documents. No prepayment fee shall be payable after the date on which one hundred fourteen (114) monthly payments have been made.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in this Report set forth under Item 1.01 regarding the State Farm Portfolio Mortgage Loan is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 16, 2024	EQT Exeter Real Estate Income Trust, Inc.

		By:	/s/ J. Peter Lloyd
		Name:	J. Peter Lloyd
		Title:	Chief Financial Officer and Director (Principal Financial Officer)

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